EXHIBIT 10.71
CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “[REDACTED].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT NO. 2 TO CREDIT AGREEMENT
     AMENDMENT NO. 2 dated as of November 24, 2009 (the “Amendment”) to the Second Amended and Restated Credit, Security, Pledge and Guaranty and Agreement dated as of July 25, 2008 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”) among (i) LIONS GATE ENTERTAINMENT INC., LIONS GATE UK LIMITED AND LIONS GATE AUSTRALIA PTY LIMITED, as Borrowers (collectively, the “Borrowers”), (ii) the GUARANTORS referred to herein, (iii) the LENDERS referred to therein (each, a “Lender,” and collectively, the “Lenders”) (iv) JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Issuing Bank and (v) WACHOVIA BANK, N.A., as Syndication Agent.
     The Borrowers have requested, and the Administrative Agent and the Lenders have agreed, to amend the Credit Agreement as set forth herein.
     Therefore, the parties hereto hereby agree as follows:
     1. Defined Terms. All terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
     2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as of the Effective Date (as defined below) as follows:
          (a) The definition of “Borrowing Base” in Article 1 of the Credit Agreement is hereby amended by renumbering the current sub-clause (xv) as sub-clause “(xvi)” and inserting the following new sub-clause (xv):
          “(xv) amounts outstanding under the PA Loan that are not supported by Cash or Cash Equivalents deposited into the Cash Collateral Account pursuant to Section 11.5, minus”
          (b) Section 11.5 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:
     “Amounts deposited into the Cash Collateral Account by the Borrowers pursuant to this Section 11.5 may be invested by the Borrowers in Cash, Cash Equivalents or any debt securities, including, without limitation, the purchase of Convertible Senior Subordinated Notes; provided, however, that (a) any such purchase of Convertible Senior Subordinated Notes by the Borrowers shall not be considered an “Investment” hereunder, (b) Section 10.4 of this Agreement shall apply to any Convertible Senior Subordinated Notes purchased pursuant to this Section 11.5 as if such Convertible Senior Subordinated

Notes were “Pledged Securities”, and (c) if the Borrowers purchase Convertible Senior Subordinated Notes pursuant to this Section 11.5, then the Borrowers will do all such things as are reasonably necessary to perfect the Administrative Agent’s lien in such Convertible Senior Subordinated Notes including, without limitation, either (i) delivering the originals of the certificated securities to the Administrative Agent or (ii) entering into a securities account control agreement with respect to such securities in form and substance reasonably satisfactory to the Administrative Agent.”
          (c) Schedule 1.2 of the Credit Agreement is hereby amended by adding [REDACTED] to the list of Acceptable Domestic Account Debtors as follows:
Acceptable Domestic Account Debtors

     [REDACTED]
     3. Conditions to Effectiveness. The provisions of Section 2 of this Amendment shall not become effective until the date upon which all of the following conditions precedent have been satisfied (such date, the “Effective Date”):
          (i) the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each of the Guarantors and each of the Required Lenders; and
          (ii) the Administrative Agent shall have received from the Borrowers (for the benefit of each Lender that has executed and delivered to the Administrative Agent a counterpart to this Amendment at or prior to 5:00pm (New York City time) on November 24, 2009) an amount equal to 0.125% of each such consenting Lender’s Commitment (the “Amendment Fee”).
     4. Representations and Warranties. Each Credit Party represents and warrants that:
          (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and
          (b) after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing on and as of the date hereof.
     5. Fundamental Document. This Amendment is designated a Fundamental Document by the Administrative Agent.
     6. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement (as previously amended) shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import shall mean, unless the context otherwise requires, the Credit Agreement as amended by this Amendment. This Amendment shall not be construed as extending to any other

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matter, similar or dissimilar, or entitling the Credit Parties to any future amendments regarding similar matters or otherwise.
     7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
     9. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, enforcement, waiver or modification, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.
     10. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.
[Signatures Begin on Next Page]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

BORROWERS:

LIONS GATE ENTERTAINMENT INC.

By	/s/ Wayne Levin Name: Wayne Levin
Title:

LIONS GATE UK LIMITED (formerly Redbus
Film Distribution Limited)

By	/s/ Wayne Levin Name: Wayne Levin
Title:

LIONS GATE AUSTRALIA PTY LIMITED

By	/s/ Wayne Levin Name: Wayne Levin
Title:
[Signature Page to Amendment No. 2]

GUARANTORS:
ALL ABOUT US PRODUCTIONS INC.
ARIMA INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN FILMED PRODUCTIONS, INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN PICTURES INC.
ARTISAN RELEASING INC.
BACKSEAT PRODUCTIONS, LLC
BASTER PRODUCTIONS, LLC
BD OPTICAL MEDIA, INC.
BLUE MOUNTAIN STATE PRODUCTIONS CORP.
BURROWERS PRODUCTIONS INC.
CRASH TELEVISION PRODUCTIONS INC.
CRASH 2 TELEVISION PRODUCTIONS INC.
CUPID PRODUCTIONS INC.
DANCING ELK PRODUCTIONS INC.
DEAD ZONE PRODUCTION CORP.
DEBMAR/MERCURY LLC
DEBMAR/MERCURY (WW) PRODUCTIONS, LLC
DEBMAR STUDIOS INC.
DJM SERVICES INC.
DRESDEN FILES PRODUCTIONS CORP.
DRESDEN FILES PRODUCTIONS I CORP.
FEAR ITSELF PRODUCTIONS CORP.
FILM HOLDINGS CO.
FIVE DAYS PRODUCTIONS CORP.
GC FILMS, INC.
GC SHORT FILMS, INC.
HEART FRANK, INC.
HIGHER POST, LLC
HORSEMEN PRODUCTIONS, LLC
INVISIBLE CASTING INC.
ISH PROJECTS, LLC
ISH TELEVISION DEVELOPMENT, LLC
IWC PRODUCTIONS, LLC
JV1 ISH, LLC
KILL PIT PRODUCTIONS INC.
LANDSCAPE ENTERTAINMENT CORP.
LG HORROR CHANNEL HOLDINGS LLC
LG PICTURES INC.
LIONS GATE ENTERTAINMENT CORP.
LIONS GATE FILMS INC.
[Signature Page to Amendment No. 2]

LIONS GATE FILMS PRODUCTIONS CORP./PRODUCTIONS
     FILMS LIONS GATE S.A.R.F.
LIONS GATE INDIA, INC.
LIONS GATE MANDATE FINANCING VEHICLE, INC.
LIONS GATE MUSIC CORP.
LIONS GATE MUSIC INC.
LIONS GATE MUSIC PUBLISHING LLC
LIONS GATE ONLINE SHOP INC.
LIONS GATE PENNSYLVANIA, INC.
LIONS GATE RECORDS, INC.
LIONS GATE SPIRIT HOLDINGS, LLC
LIONS GATE TELEVISION DEVELOPMENT LLC
LIONS GATE TELEVISION INC.
LIONS GATE X PRODUCTIONS LLC
LUCKY 7 PRODUCTIONS CORP.
MANDATE FILMS, LLC
MANDATE INTERNATIONAL, LLC
MANDATE PICTURES LLC
MOTHER PRODUCTIONS CORP.
MQP, LLC
NGC FILMS, INC.
NURSE PRODUCTIONS, INC.
PEARL RIVER HOLDINGS CORP.
PGH PRODUCTIONS, INC.
PLANETARY PRODUCTIONS, LLC
PLAYLIST, LLC
POWER MONGERING DESPOT, INC.
PRODUCTION MANAGEMENT INC.
PROFILER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
R & B PRODUCTIONS, INC.
SCREENING ROOM, INC.
SILENT DEVELOPMENT CORP.
SKILLPA PRODUCTIONS, LLC
SS3 PRODUCTIONS, INC.
TALK PRODUCTIONS CORP.
TED PRODUCTIONS, INC.
TERRESTRIAL PRODUCTIONS CORP.
TOUCH PRODUCTIONS CORP.
U.R.O.K. PRODUCTIONS INC.
VERDICT PRODUCTIONS, INC.
VESTRON INC.
WEEDS PRODUCTIONS INC.
[Signature Page to Amendment No. 2]

WILDFIRE PRODUCTIONS INC.
WILDFIRE 2 PRODUCTIONS INC.
WILDFIRE 3 PRODUCTIONS INC.
WILDFIRE 4 PRODUCTIONS INC.

By:	/s/ Wayne Levin
	Name:	Wayne Levin
Title:

BLAIR WITCH FILM PARTNERS LTD.
By: Artisan Filmed Productions Inc.
Its: General Partner

By:	/s/ Wayne Levin
	Name:	Wayne Levin
Title:

LENDERS:

JPMORGAN CHASE BANK, N.A.
individually and as Administrative Agent

By	/s/ Kin Cheng Name: Kin Cheng
Title:
Address:
Attention:
Facsimile:

J.P. MORGAN EUROPE LTD, as UK Lender

By	/s/ Kin Cheng Name: Kin Cheng Title:
Address:
Attention:
Facsimile:
[Signature Page to Amendment No. 2]

WACHOVIA BANK, N.A.
individually and as Syndication Agent

By	/s/ Christine Ball Name: Christine Ball
Title:
Address:
Attention:
Facsimile:

CITIBANK, N.A.

By	/s/ Thomas P. Garry Name: Thomas P. Garry
Title:
Address:
Attention:
Facsimile:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Shahid Kathrada Name: Shadid Kathrada
Title:
Address:
Attention:
Facsimile:

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By	/s/ Geoff Marchant Name: Geoff Marchant
Title:
Address:
Attention:
Facsimile:
[Signature Page to Amendment No. 2]

CITY NATIONAL BANK

By	/s/ Norman B. Starr Name: Norman B. Starr
Title:
Address:
Attention:
Facsimile:

CALIFORNIA BANK & TRUST

By	/s/ Robert F. Edmonds Name: Robert F. Edmonds
Title:
Address:
Attention:
Facsimile:

ISRAEL DISCOUNT BANK OF NEW YORK

By	/s/ David Acosta Name: David Acosta
Title:
Address:
Attention:
Facsimile:

MANUFACTURERS BANK

By	/s/ Maureen Kelly Name: Maureen Kelly
Title:
Address:
Attention:
Facsimile:
[Signature Page to Amendment No. 2]